                                                                   EXHIBIT 10.10

[MOTOROLA LOGO APPEARS HERE]                        PURCHASE ORDER

SUPPLIER: MILLITECH CORPORATION                    PURCHASE ORDER NO. REVISION
          PO BOX 109                                     527874          2
          S. DEERFIELD RESEARCH PK, M-30
          SOUTH DEERFIELD, MA 01373                      PAGE
                                                           1 of 8
TELEPHONE: (413) 6658551                           MOTOROLA PURCHASE ORDER
                                                   NUMBER MUST APPEAR ON ALL
FAX:                                               SHIPPING LABELS, PACKAGING
                                                   SLIPS AND INVOICES OR THIS
         ATTN: TONY HART                           MATERIAL MAY BE RETURNED.

SHIP TO:
         MOTOROLA
         8220 EAST ROOSEVELT STREET                DATE OF ORDER     BUYER
         SCOTTSDALE, AZ 85257                      11-AUG-1999       M ROBERTSON

BILL TO:                                           DATE OF REVISION  BUYER
                                                   20-SEP-99         M ROBERTSON
         PO BOX 9B
         SCOTTSDALE, AZ 85252


--------------------------------------------------------------------------------
SUPPLIER NUMBER      PAYMENT TERMS         FREIGHT TERMS            F.O.B.
    5555               NET 15         CONSIGNEE BILLING COLLECT     ORIGIN
--------------------------------------------------------------------------------
SHIP VIA        TAX EXEMPT LICENSE    ORDER CONFIRMED WITH/DATE
UPS-Ground       07-041256-P              P.O. FAXED TO TONY HART
--------------------------------------------------------------------------------
BY: MOTOROLA INC.   TELEPHONE         FAX           MAILDROP   TOTAL P.O. VALUE
 M ROBERTSON        480-441-5015      480-441-6543   R7114     $10,900,000.00

LINE    PART #/REVISION/DESCRIPTION   NOT REQ'D   COMMITTED DOCK   QUANTITY
              /LINE TYPE                DATE           DATE
  NOTICES:
  1. EXPORT/IMPORT-TECHNICAL INFORMATION SUBMITTED WITH THIS PURCHASE ORDER IS SUBJECT TO U.S. EXPORT LAWS. ANY IMPORTS RESULTING FROM THIS PURCHASE ORDER ARE SUBJECT TO U.S. IMPORT LAWS. (SEE NOTE A BELOW)
  2. YEAR 2000 WARRANTY-THIS PURCHASE ORDER IS SUBJECT TO A SPECIAL YEAR 2000 WARRANTY PROVISION. (SEE NOTE BELOW)



1       9031310100                    [***]          [***]            [***]
        CPE ASSY, BLOCK B, UPSTREA
          STANDARD PO

2       9031318101                    [***]          [***]            [***]
        HUB ASSY US BLOCK B, UPST
          STANDARD PO

3       9031291001                    [***]          [***]            [***]
        HUB STACK US BLOCK A E-P
          STANDARD PO

--------------------------------------------------------------------------------

UOM        UNIT PRICE        EXTENSION           TAX        PRIORITY RATING
                                                            CONTRACT REQUESTOR
                                                            /ACCOUNT

[***]     [***]              [***]                N
                                                            CLARK, JEANNE L
                                                                    14104-01100

[***]     [***]              [***]                N
                                                            CLARK, JEANNE L
                                                                    14104-01100

[***]     [***]              [***]                N
                                                            CLARK, JEANNE L
                                                                    14104-03200

--------------------------------------------------------------------------------
The Purchase Order Terms and Conditions incorporated herein and made part of this order are contained in either the following identified Motorola Terms and Conditions Form, or Memorandum of Understanding:

THIS ORDER IS AN OFFER BY MOTOROLA TO SELLER IN ACCORDANCE WITH THE TERMS AND CONDITIONS SET FORTH OR REFERENCED HEREIN AND ATTACHED HERETO. THIS OFFER EXPRESSLY LIMITS ACCEPTANCE TO THE WRITTEN TERMS HEREOF. ADDITIONAL OR DIFFERENT TERMS PROPOSED BY SELLER SHALL NOT BECOME PART OF THE CONTRACT UNLESS MOTOROLA EXPRESSLY ASSENTS IN WRITING TO ANY SUCH ADDITIONAL OR DIFFERENT TERMS. THIS OFFER BECOMES A FIRM CONTRACT UNDER MOTOROLA'S TERMS AND CONDITIONS BY ACCEPTANCE OF SELLER OR SELLER'S STARTING PERFORMANCE HEREOF. SAID CONTRACT SHALL CONSTITUTE THE ENTIRE AGREEMENT OF THE PARTIES HERETO AND SHALL SUPERSEDE ALL PRIOR OFFERS. NEGOTIATONS, AND AGREEMENTS ON THE SUBJECT MATTERS COVERED BY THIS ORDER.

[***] Confidential Treatment Requested.

[MOTOROLA LOGO APPEARS HERE]                        PURCHASE ORDER

SUPPLIER: MILLITECH CORPORATION                    PURCHASE ORDER NO. REVISION
          PO BOX 109                                     527874          2
          S. DEERFIELD RESEARCH PK M-30
          SOUTH DEERFIELD, MA 01373                      PAGE
                                                           2 of 8
TELEPHONE: (413) 6658551                           MOTOROLA PURCHASE ORDER
                                                   NUMBER MUST APPEAR ON ALL
FAX:                                               SHIPPING LABELS, PACKAGING
                                                   SLIPS AND INVOICES OR THIS
SHIP TO:                                           MATERIAL MAY BE RETURNED.
         MOTOROLA
         8220 EAST ROOSEVELT STREET                DATE OF ORDER     BUYER
         SCOTTSDALE, AZ 85257                      11-AUG-1999       M ROBERTSON

BILL TO:                                           DATE OF REVISION  BUYER
                                                   20-SEP-99         M ROBERTSON
         PO BOX 9B
         SCOTTSDALE, AZ 85252


--------------------------------------------------------------------------------
SUPPLIER NUMBER      PAYMENT TERMS         FREIGHT TERMS            F.O.B.
    5555               NET 15         CONSIGNEE BILLING COLLECT     ORIGIN
--------------------------------------------------------------------------------
SHIP VIA        TAX EXEMPT LICENSE    ORDER CONFIRMED WITH/DATE
UPS-Ground       07-041256-P              P.O. FAXED TO TONY HART
--------------------------------------------------------------------------------
BY: MOTOROLA INC.   TELEPHONE         FAX           MAILDROP   TOTAL P.O. VALUE
 M ROBERTSON        480-441-5015      480-441-6543   R7114     $10,900,000.00

LINE    PART #/REVISION/DESCRIPTION   NOT REQ'D   COMMITTED DOCK   QUANTITY
              /LINE TYPE                 DATE           DATE



4       9031291002                    [***]          [***]              [***]
        HUB STACK US BLOCK A, H-P
          STANDARD PO

5       9031295600                    [***]          [***]              [***]
        CPE A-BAND
          STANDARD PO

6       9031318101                    [***]          [***]              [***]
        HUB ASSY US BLOCK B, UPST
          STANDARD PO

7       9031318102                    [***]          [***]              [***]
        HUB ASSY, US BLOCK B, UPST
          STANDARD PO

--------------------------------------------------------------------------------

UOM        UNIT PRICE        EXTENSION           TAX        PRIORITY RATING
                                                            CONTRACT REQUESTOR
                                                            /ACCOUNT

[***]          [***]              [***]           N
                                                            CLARK, JEANNE L
                                                                    14104-03200

[***]          [***]              [***]           N
                                                            CLARK, JEANNE L
                                                                    14104-03200

[***]          [***]              [***]           N
                                                            CLARK, JEANNE L
                                                                    14104-03200

[***]          [***]              [***]           N
                                                            CLARK, JEANNE L
                                                                    14104-03200

--------------------------------------------------------------------------------
The Purchase Order Terms and Conditions incorporated herein and made part of this order are contained in either the following identified Motorola Terms and Conditions Form, or Memorandum of Understanding:

THIS ORDER IS AN OFFER BY MOTOROLA TO SELLER IN ACCORDANCE WITH THE TERMS AND CONDITIONS SET FORTH OR REFERENCED HEREIN AND ATTACHED HERETO. THIS OFFER EXPRESSLY LIMITS ACCEPTANCE TO THE WRITTEN TERMS HEREOF. ADDITIONAL OR DIFFERENT TERMS PROPOSED BY SELLER SHALL NOT BECOME PART OF THE CONTRACT UNLESS MOTOROLA EXPRESSLY ASSENTS IN WRITING TO ANY SUCH ADDITIONAL OR DIFFERENT TERMS. THIS OFFER BECOMES A FIRM CONTRACT UNDER MOTOROLA'S TERMS AND CONDITIONS BY ACCEPTANCE OF SELLER OR SELLER'S STARTING PERFORMANCE HEREOF. SAID CONTRACT SHALL CONSTITUTE THE ENTIRE AGREEMENT OF THE PARTIES HERETO AND SHALL SUPERSEDE ALL PRIOR OFFERS. NEGOTIATONS, AND AGREEMENTS ON THE SUBJECT MATTERS COVERED BY THIS ORDER.

[***] Confidential Treatment Requested.

[MOTOROLA LOGO APPEARS HERE]                        PURCHASE ORDER

SUPPLIER: MILLITECH CORPORATION                    PURCHASE ORDER NO. REVISION
          PO BOX 109                                     527874          2
          S. DEERFIELD RESEARCH PK, M-30
          SOUTH DEERFIELD, MA 01373                      PAGE
                                                           3 of 8
TELEPHONE: (413) 6658551                           MOTOROLA PURCHASE ORDER
                                                   NUMBER MUST APPEAR ON ALL
FAX:                                               SHIPPING LABELS, PACKAGING
                                                   SLIPS AND INVOICES OR THIS
SHIP TO:                                           MATERIAL MAY BE RETURNED.
         MOTOROLA
         8220 EAST ROOSEVELT STREET                DATE OF ORDER     BUYER
         SCOTTSDALE, AZ 85257                      11-AUG-1999       M ROBERTSON

BILL TO:                                           DATE OF REVISION  BUYER
                                                   20-SEP-99         M ROBERTSON
         PO BOX 9B
         SCOTTSDALE, AZ 85252


--------------------------------------------------------------------------------
SUPPLIER NUMBER      PAYMENT TERMS         FREIGHT TERMS            F.O.B.
    5555               NET 15         CONSIGNEE BILLING COLLECT     ORIGIN
--------------------------------------------------------------------------------
SHIP VIA        TAX EXEMPT LICENSE    ORDER CONFIRMED WITH/DATE
UPS-Ground       07-041256-P              P.O. FAXED TO TONY HART
--------------------------------------------------------------------------------
BY: MOTOROLA INC.   TELEPHONE         FAX           MAILDROP   TOTAL P.O. VALUE
 M ROBERTSON        480-441-5015      480-441-6543   R7114     $10,900,000.00

LINE    PART #/REVISION/DESCRIPTION   NOT REQ'D   COMMITTED DOCK   QUANTITY
              /LINE TYPE                 DATE           DATE


8       9031310100                    [***]          [***]              [***]
        CPE ASSY, BLOCK B, UPSTREA
          STANDARD PO

9       9031291001                    [***]          [***]              [***]
        HUB STACK US BLOCK A E-P
          STANDARD PO

10      9031291002                    [***]          [***]              [***]
        HUB STACK US BLOCK A H-P
          STANDARD PO

11      9031295600                    [***]          [***]              [***]
        CPE A-BAND
          STANDARD PO

--------------------------------------------------------------------------------

UOM        UNIT PRICE        EXTENSION           TAX        PRIORITY RATING
                                                            CONTRACT REQUESTOR
                                                            /ACCOUNT

[***]          [***]              [***]           N
                                                            CLARK, JEANNE L
                                                                    14104-03200

[***]          [***]              [***]           N
                                                            CLARK, JEANNE L
                                                                    14104-03200

[***]          [***]              [***]           N
                                                            CLARK, JEANNE L
                                                                    14104-03200

[***]          [***]              [***]           N
                                                            CLARK, JEANNE L
                                                                    14104-03200

--------------------------------------------------------------------------------
The Purchase Order Terms and Conditions incorporated herein and made part of this order are contained in either the following identified Motorola Terms and Conditions Form, or Memorandum of Understanding:

THIS ORDER IS AN OFFER BY MOTOROLA TO SELLER IN ACCORDANCE WITH THE TERMS AND CONDITIONS SET FORTH OR REFERENCED HEREIN AND ATTACHED HERETO. THIS OFFER EXPRESSLY LIMITS ACCEPTANCE TO THE WRITTEN TERMS HEREOF. ADDITIONAL OR DIFFERENT TERMS PROPOSED BY SELLER SHALL NOT BECOME PART OF THE CONTRACT UNLESS MOTOROLA EXPRESSLY ASSENTS IN WRITING TO ANY SUCH ADDITIONAL OR DIFFERENT TERMS. THIS OFFER BECOMES A FIRM CONTRACT UNDER MOTOROLA'S TERMS AND CONDITIONS BY ACCEPTANCE OF SELLER OR SELLER'S STARTING PERFORMANCE HEREOF. SAID CONTRACT SHALL CONSTITUTE THE ENTIRE AGREEMENT OF THE PARTIES HERETO AND SHALL SUPERSEDE ALL PRIOR OFFERS. NEGOTIATONS, AND AGREEMENTS ON THE SUBJECT MATTERS COVERED BY THIS ORDER.

[***] Confidential Treatment Requested.

[MOTOROLA LOGO APPEARS HERE]                        PURCHASE ORDER

SUPPLIER: MILLITECH CORPORATION                    PURCHASE ORDER NO. REVISION
          PO BOX 109                                     527874          2
          S. DEERFIELD RESEARCH PK, M-30
          SOUTH DEERFIELD, MA 01373                      PAGE
                                                           4 of 8
TELEPHONE: (413) 6658551                           MOTOROLA PURCHASE ORDER
                                                   NUMBER MUST APPEAR ON ALL
FAX:                                               SHIPPING LABELS, PACKAGING
                                                   SLIPS AND INVOICES OR THIS
SHIP TO:                                           MATERIAL MAY BE RETURNED.
         MOTOROLA
         8220 EAST ROOSEVELT STREET                DATE OF ORDER     BUYER
         SCOTTSDALE, AZ 85257                      11-AUG-1999       M ROBERTSON

BILL TO:                                           DATE OF REVISION  BUYER
                                                   20-SEP-99         M ROBERTSON
         PO BOX 9B
         SCOTTSDALE, AZ 85252


--------------------------------------------------------------------------------
SUPPLIER NUMBER      PAYMENT TERMS         FREIGHT TERMS            F.O.B.
    5555               NET 15         CONSIGNEE BILLING COLLECT     ORIGIN
--------------------------------------------------------------------------------
SHIP VIA        TAX EXEMPT LICENSE    ORDER CONFIRMED WITH/DATE
UPS-Ground       07-041256-P              P.O. FAXED TO TONY HART
--------------------------------------------------------------------------------
BY: MOTOROLA INC.   TELEPHONE         FAX           MAILDROP   TOTAL P.O. VALUE
 M ROBERTSON        480-441-5015      480-441-6543   R7114     $10,900,000.00

LINE    PART #/REVISION/DESCRIPTION   NOT REQ'D   COMMITTED DOCK   QUANTITY
              /LINE TYPE                 DATE           DATE



12      9031318101                    [***]          [***]              [***]
        HUB ASSY, US BLOCK B, UPST
          STANDARD PO

13      9031318102                    [***]          [***]              [***]
        HUB ASSY, US BLOCK B, UPST
          STANDARD PO

14      9031310100                    [***]          [***]              [***]
        CPE ASSY, BLOCK B, UPSTREA
          STANDARD PO

15      9031291001                    [***]          [***]              [***]
        HUB STACK US BLOCK A E-P
          STANDARD PO

--------------------------------------------------------------------------------

UOM        UNIT PRICE        EXTENSION           TAX        PRIORITY RATING
                                                            CONTRACT REQUESTOR
                                                            /ACCOUNT

[***]          [***]              [***]           N
                                                            CLARK, JEANNE L
                                                                    14104-03200

[***]          [***]              [***]           N
                                                            CLARK, JEANNE L
                                                                    14104-03200

[***]          [***]              [***]           N
                                                            CLARK, JEANNE L
                                                                    14104-03200

[***]          [***]              [***]           N
                                                            CLARK, JEANNE L
                                                                    14104-03200

--------------------------------------------------------------------------------
The Purchase Order Terms and Conditions incorporated herein and made part of this order are contained in either the following identified Motorola Terms and Conditions Form, or Memorandum of Understanding:

THIS ORDER IS AN OFFER BY MOTOROLA TO SELLER IN ACCORDANCE WITH THE TERMS AND CONDITIONS SET FORTH OR REFERENCED HEREIN AND ATTACHED HERETO. THIS OFFER EXPRESSLY LIMITS ACCEPTANCE TO THE WRITTEN TERMS HEREOF. ADDITIONAL OR DIFFERENT TERMS PROPOSED BY SELLER SHALL NOT BECOME PART OF THE CONTRACT UNLESS MOTOROLA EXPRESSLY ASSENTS IN WRITING TO ANY SUCH ADDITIONAL OR DIFFERENT TERMS. THIS OFFER BECOMES A FIRM CONTRACT UNDER MOTOROLA'S TERMS AND CONDITIONS BY ACCEPTANCE OF SELLER OR SELLER'S STARTING PERFORMANCE HEREOF. SAID CONTRACT SHALL CONSTITUTE THE ENTIRE AGREEMENT OF THE PARTIES HERETO AND SHALL SUPERSEDE ALL PRIOR OFFERS. NEGOTIATONS, AND AGREEMENTS ON THE SUBJECT MATTERS COVERED BY THIS ORDER.

[***] Confidential Treatment Requested.

[MOTOROLA LOGO APPEARS HERE]                        PURCHASE ORDER

SUPPLIER: MILLITECH CORPORATION                    PURCHASE ORDER NO. REVISION
          PO BOX 109                                     527874          2
          S. DEERFIELD RESEARCH PK, M-30
          SOUTH DEERFIELD, MA 01373                      PAGE
                                                           5 of 8
TELEPHONE: (413) 6658551                           MOTOROLA PURCHASE ORDER
                                                   NUMBER MUST APPEAR ON ALL
FAX:                                               SHIPPING LABELS, PACKAGING
                                                   SLIPS AND INVOICES OR THIS
SHIP TO:                                           MATERIAL MAY BE RETURNED.
         MOTOROLA
         8220 EAST ROOSEVELT STREET                DATE OF ORDER     BUYER
         SCOTTSDALE, AZ 85257                      11-AUG-1999       M ROBERTSON

BILL TO:                                           DATE OF REVISION  BUYER
                                                   20-SEP-99         M ROBERTSON
         PO BOX 9B
         SCOTTSDALE, AZ 85252


--------------------------------------------------------------------------------
SUPPLIER NUMBER      PAYMENT TERMS         FREIGHT TERMS            F.O.B.
    5555               NET 15         CONSIGNEE BILLING COLLECT     ORIGIN
--------------------------------------------------------------------------------
SHIP VIA        TAX EXEMPT LICENSE    ORDER CONFIRMED WITH/DATE
UPS-Ground       07-041256-P              P.O. FAXED TO TONY HART
--------------------------------------------------------------------------------
BY: MOTOROLA INC.   TELEPHONE         FAX           MAILDROP   TOTAL P.O. VALUE
 M ROBERTSON        480-441-5015      480-441-6543   R7114     $10,900,000.00

LINE    PART #/REVISION/DESCRIPTION   NOT REQ'D   COMMITTED DOCK   QUANTITY
              /LINE TYPE                 DATE           DATE



16      9031295600                    [***]          [***]             [***]
        CPE A-BAND
          STANDARD PO

17      9031318101                    [***]          [***]             [***]
        HUB ASSY, US BLOCK B, UPST
          STANDARD PO

18      9031318102                    [***]          [***]             [***]
        HUB ASSY, US BLOCK B, UPST
          STANDARD PO

19      9031310100                    [***]          [***]             [***]
        CPE ASSY,BLOCK B, UPSTREA
          STANDARD PO

--------------------------------------------------------------------------------

UOM        UNIT PRICE        EXTENSION           TAX        PRIORITY RATING
                                                            CONTRACT REQUESTOR
                                                            /ACCOUNT

[***]          [***]             [***]            N
                                                            CLARK, JEANNE L
                                                                    14104-03200

[***]          [***]             [***]            N
                                                            CLARK, JEANNE L
                                                                    14104-03200

[***]          [***]             [***]            N
                                                            CLARK, JEANNE L
                                                                    14104-03200

[***]          [***]             [***]            N
                                                            CLARK, JEANNE L
                                                                    14104-03200

The following notes apply to the entire Purchase Order unless otherwise noted:

NOTE A: EXPORT/IMPORT-U.S. EXPORT LAW AS CONTAINED IN THE INTERNATIONAL TRAFFIC
           IN ARMS REGULATIONS (ITAR) AND THE EXPORT ADMINISTRATION

--------------------------------------------------------------------------------
The Purchase Order Terms and Conditions incorporated herein and made part of this order are contained in either the following identified Motorola Terms and Conditions Form, or Memorandum of Understanding:

THIS ORDER IS AN OFFER BY MOTOROLA TO SELLER IN ACCORDANCE WITH THE TERMS AND CONDITIONS SET FORTH OR REFERENCED HEREIN AND ATTACHED HERETO. THIS OFFER EXPRESSLY LIMITS ACCEPTANCE TO THE WRITTEN TERMS HEREOF. ADDITIONAL OR DIFFERENT TERMS PROPOSED BY SELLER SHALL NOT BECOME PART OF THE CONTRACT UNLESS MOTOROLA EXPRESSLY ASSENTS IN WRITING TO ANY SUCH ADDITIONAL OR DIFFERENT TERMS. THIS OFFER BECOMES A FIRM CONTRACT UNDER MOTOROLA'S TERMS AND CONDITIONS BY ACCEPTANCE OF SELLER OR SELLER'S STARTING PERFORMANCE HEREOF. SAID CONTRACT SHALL CONSTITUTE THE ENTIRE AGREEMENT OF THE PARTIES HERETO AND SHALL SUPERSEDE ALL PRIOR OFFERS. NEGOTIATONS, AND AGREEMENTS ON THE SUBJECT MATTERS COVERED BY THIS ORDER.

[***] Confidential Treatment Requested.

[MOTOROLA LOGO APPEARS HERE]                        PURCHASE ORDER

SUPPLIER: MILLITECH CORPORATION                    PURCHASE ORDER NO. REVISION
          PO BOX 109                                     527874          2
          S. DEERFIELD RESEARCH PK, M-30
          SOUTH DEERFIELD, MA 01373                      PAGE
                                                           6 of 8
TELEPHONE: (413) 6658551                           MOTOROLA PURCHASE ORDER
                                                   NUMBER MUST APPEAR ON ALL
FAX:                                               SHIPPING LABELS, PACKAGING
                                                   SLIPS AND INVOICES OR THIS
SHIP TO:                                           MATERIAL MAY BE RETURNED.
         MOTOROLA
         8220 EAST ROOSEVELT STREET                DATE OF ORDER     BUYER
         SCOTTSDALE, AZ 85257                      11-AUG-1999       M ROBERTSON

BILL TO:                                           DATE OF REVISION  BUYER
                                                   20-SEP-99         M ROBERTSON
         PO BOX 9B
         SCOTTSDALE, AZ 85252


--------------------------------------------------------------------------------
SUPPLIER NUMBER      PAYMENT TERMS         FREIGHT TERMS            F.O.B.
    5555               NET 15         CONSIGNEE BILLING COLLECT     ORIGIN
--------------------------------------------------------------------------------
SHIP VIA        TAX EXEMPT LICENSE    ORDER CONFIRMED WITH/DATE
UPS-Ground       07-041256-P              P.O. FAXED TO TONY HART
--------------------------------------------------------------------------------
BY: MOTOROLA INC.   TELEPHONE         FAX           MAILDROP   TOTAL P.O. VALUE
 M ROBERTSON        480-441-5015      480-441-6543   R7114     $10,900,000.00

LINE    PART #/REVISION/DESCRIPTION   NOT REQ'D   COMMITTED DOCK   QUANTITY
              /LINE TYPE                 DATE           DATE

--------------------------------------------------------------------------------

UOM        UNIT PRICE        EXTENSION           TAX        PRIORITY RATING
                                                            CONTRACT REQUESTOR
                                                            /ACCOUNT


   REGULATIONS (EAR) IS APPLICABLE TO THE TECHNICAL INFORMATION SUBMITTED WITH THIS P.O. THIS TECHNICAL INFORMATION IS NOT TO BE PLACED IN THE PUBLIC DOMAIN, EXPORTED FROM THE U.S., OR GIVEN TO ANY FOREIGN PERSON IN THE U.S., WITHOUT THE PRIOR, SPECIFIC WRITTEN AUTHORIZATION OF MOTOROLA SSTG AND THE U.S. DEPARTMENT OF STATE OR THE U.S. DEPARTMENT OF COMMERCE AS APPLICABLE.
   IF THIS PURCHASE ORDER WILL RESULT IN AN IMPORT SHIPMENT FOR WHICH MOTOROLA WILL BE THE IMPORTER OF RECORD, APPROVAL FOR SUCH FOREIGN PROCUREMENT MUST BE OBTAINED FROM THE BUYER PRIOR TO SHIPMENT.

   NOTE B: SPECIAL YEAR 2000 WARRANTY-IN ADDITION TO ALL OTHER REPRESENTATIONS AND WARRANTIES CONTAINED IN THE APPLICABLE TERMS AND CONDITIONS, THE FOLLOWING "SPECIAL YEAR 2000 WARRANTY" PROVISION GOVERNS PERFORMANCE UNDER THIS PURCHASE ORDER.
   TO THE EXTENT THIS PURCHASE ORDER INCLUDES SOME FORM OF INFORMATION TECHNOLOGY, INCLUDING ANYTHING THAT PROCESSES, PROVIDES, AND/OR RECEIVES DATE DATA, SUPPLIER REPRESENTS AND WARRANTS, IN ADDITION TO ALL OTHER REPRESENTATIONS AND WARRANTIES, THAT UNTIL JULY 31, 2001 THE PRODUCTS SUPPLIED WILL: 1) BE FREE FROM ANY ERROR(S) RELATING TO THE DATE DATA (INCLUDING LEAP YEAR CALCULATIONS), 2) WILL NOT GENERATE ANY INVALID AND/OR INCORRECT DATE-RELATED RESULTS AND 3) SUCH DATE DATA WILL NOT IMPAIR THE PERFORMANCE OUTPUT OR ACCURACY OF MOTOROLA'S SYSTEMS OR PRODUCTS.

   SHIPPING NOTICE: DO NOT DECLARE VALUE-DO NOT INSURE. ALL FOB ORIGIN/SOURCE MUST SHIP COLLECT/CONSIGNEE BILLING. COLLECT SHIPMENTS REQUIRE PO NUMBER ON BILL OF LADING/AIRBILL.

   ACCOUNTS PAYABLE NOTICE: ITEMS DELIVERED BEFORE THE SCHEDULED DOCK DATE AND MOTOROLA'S REQUIRED DATE ARE SUBJECT TO RETURN AT THE SUPPLIERS EXPENSE. IF MOTOROLA ELECTS TO RETAIN THESE MATERIALS, PAYMENTS WILL BE MADE USING THE DOCK DATE OR MOTOROLA'S REQUIRED DATE TO COMPUTE THE PAYMENT TERMS. PAYMENTS MAY BE WITHHELD WITHOUT THE LOSS OF DISCOUNT, PENDING RECEIPT OF A COMPLETE AND ACCURATE INVOICE.

   NOTE 1: -CPE prices include the following accessories; CPE Mast Mount, Bias-T Assy and Power Supply.
           -The quantities and prices on this Purchase Order (items 1 & 2) apply to any radio that Motorola procures, may it be Block A, Block B, Korea or any other major radio opportunities which may develop as long as Motorola pays for any new NRE (NRE will not exceed
           [***]. If the right business opportunity comes to Motorola for a new radio, Motorola has the rights to negotiate with Millitech and pay 100% of the NRE cost (as opposed to sharing these cost with Millitech on a

--------------------------------------------------------------------------------
The Purchase Order Terms and Conditions incorporated herein and made part of this order are contained in either the following identified Motorola Terms and Conditions Form, or Memorandum of Understanding:

THIS ORDER IS AN OFFER BY MOTOROLA TO SELLER IN ACCORDANCE WITH THE TERMS AND CONDITIONS SET FORTH OR REFERENCED HEREIN AND ATTACHED HERETO. THIS OFFER EXPRESSLY LIMITS ACCEPTANCE TO THE WRITTEN TERMS HEREOF. ADDITIONAL OR DIFFERENT TERMS PROPOSED BY SELLER SHALL NOT BECOME PART OF THE CONTRACT UNLESS MOTOROLA EXPRESSLY ASSENTS IN WRITING TO ANY SUCH ADDITIONAL OR DIFFERENT TERMS. THIS OFFER BECOMES A FIRM CONTRACT UNDER MOTOROLA'S TERMS AND CONDITIONS BY ACCEPTANCE OF SELLER OR SELLER'S STARTING PERFORMANCE HEREOF. SAID CONTRACT SHALL CONSTITUTE THE ENTIRE AGREEMENT OF THE PARTIES HERETO AND SHALL SUPERSEDE ALL PRIOR OFFERS. NEGOTIATONS, AND AGREEMENTS ON THE SUBJECT MATTERS COVERED BY THIS ORDER.

[***] Confidential Treatment Requested.

[MOTOROLA LOGO APPEARS HERE]                       PURCHASE ORDER

SUPPLIER: MILLITECH CORPORATION                    PURCHASE ORDER NO. REVISION
          PO BOX 109                                     527874          2
          S. DEERFIELD RESEARCH PK, M-30
          SOUTH DEERFIELD, MA 01373                      PAGE
                                                           7 of 8
TELEPHONE: (413) 6658551                           MOTOROLA PURCHASE ORDER
                                                   NUMBER MUST APPEAR ON ALL
FAX:                                               SHIPPING LABELS, PACKAGING
                                                   SLIPS AND INVOICES OR THIS
SHIP TO:                                           MATERIAL MAY BE RETURNED.
         MOTOROLA
         8220 EAST ROOSEVELT STREET                DATE OF ORDER     BUYER
         SCOTTSDALE, AZ 85257                      11-AUG-1999       M ROBERTSON

BILL TO:                                           DATE OF REVISION  BUYER
                                                   20-SEP-99         M ROBERTSON
         PO BOX 9B
         SCOTTSDALE, AZ 85252


--------------------------------------------------------------------------------
SUPPLIER NUMBER      PAYMENT TERMS         FREIGHT TERMS            F.O.B.
    5555               NET 15         CONSIGNEE BILLING COLLECT     ORIGIN
--------------------------------------------------------------------------------
SHIP VIA        TAX EXEMPT LICENSE    ORDER CONFIRMED WITH/DATE
UPS-Ground       07-041256-P              P.O. FAXED TO TONY HART
--------------------------------------------------------------------------------
BY: MOTOROLA INC.   TELEPHONE         FAX           MAILDROP   TOTAL P.O. VALUE
 M ROBERTSON        480-441-5015      480-441-6543   R7114     $10,900,000.00

LINE    PART #/REVISION/DESCRIPTION   NOT REQ'D   COMMITTED DOCK   QUANTITY
              /LINE TYPE                 DATE           DATE


--------------------------------------------------------------------------------

UOM        UNIT PRICE        EXTENSION           TAX        PRIORITY RATING
                                                            CONTRACT REQUESTOR
                                                            /ACCOUNT

--------------------------------------------------------------------------------
50/50 basis) to obtain sole source for a limited amount of time.
-- Hubs will be configured in Motorola's desired polarization configuration, the polarization will be identified when Motorola "issues releases" to Millitech. -- When "releases are issued" to Millitech new line items will be added to this
   Purchase Order and the quantities will be reduced on line item 1 and 2.
-- Warranty is 18 months from the date of shipment from Millitech for all items shipped against this Purchase Order.
-- Motorola will provide Millitech with a delivery forecast (forecast will be for [***] Hubs and [***] CPE's spread out by month until 12-31-01) with the release of this Purchase Order and it will be updated on a monthly basis.
-- Motorola will finalize hand delivery requirements 16 weeks prior to delivery.
   This firm release will identify the quantities and delivery dates as well as the part numbers and/or technical requirements for the hardware. Once a month, Motorola will "issue revised releases" to reflect the new forecast (hard deliveries).

NOTE 2: -- Millitech will execute advance procurement and planning to meet our delivery forecast. With this, Millitech may commit to procure up to 20 weeks of material (per our schedule). In the event that Motorola's sales do not develop as planned for the LMDS Program, Motorola will be liable to Millitech for material procured by Millitech within the 20-week window. If hardware has not been assembled, Motorola's maximum liability will not exceed [***] per CPE and [***] per Hub. Motorola will be 100% responsible for all hard commits within the 16-week delivery window and has the option to change the quantities in weeks 12-16 by 33% with no charge.
        -- In the event that Motorola's LMDS sales do not develop as planned, Motorola will be liable to Millitech for 20-weeks of production as stated above only. The unit prices as shown on this P.O. will remain the same (Hubs [***] each and [***] each for the CPE's) in the event that sales are not as high as projected.
        -- Program reviews will be held monthly between Millitech and Motorola, we will rotate facilities.
        -- Millitech has the rights to convert the (Release 2 CPE's) to the (Release 3 CPE's) any time after written acceptance by Motorola.

NOTE 3: -- Revision I changes the wording of NOTE 1 as requested by Millitech in their 8/19/99 fax. The wording that was changed is bracketed by "quote marks". This is an

--------------------------------------------------------------------------------
The Purchase Order Terms and Conditions incorporated herein and made part of this order are contained in either the following identified Motorola Terms and Conditions Form, or Memorandum of Understanding:

THIS ORDER IS AN OFFER BY MOTOROLA TO SELLER IN ACCORDANCE WITH THE TERMS AND CONDITIONS SET FORTH OR REFERENCED HEREIN AND ATTACHED HERETO. THIS OFFER EXPRESSLY LIMITS ACCEPTANCE TO THE WRITTEN TERMS HEREOF. ADDITIONAL OR DIFFERENT TERMS PROPOSED BY SELLER SHALL NOT BECOME PART OF THE CONTRACT UNLESS MOTOROLA EXPRESSLY ASSENTS IN WRITING TO ANY SUCH ADDITIONAL OR DIFFERENT TERMS. THIS OFFER BECOMES A FIRM CONTRACT UNDER MOTOROLA'S TERMS AND CONDITIONS BY ACCEPTANCE OF SELLER OR SELLER'S STARTING PERFORMANCE HEREOF. SAID CONTRACT SHALL CONSTITUTE THE ENTIRE AGREEMENT OF THE PARTIES HERETO AND SHALL SUPERSEDE ALL PRIOR OFFERS. NEGOTIATONS, AND AGREEMENTS ON THE SUBJECT MATTERS COVERED BY THIS ORDER.

[***] Confidential Treatment Requested.

[MOTOROLA LOGO APPEARS HERE]                       PURCHASE ORDER

SUPPLIER: MILLITECH CORPORATION                    PURCHASE ORDER NO. REVISION
          PO BOX 109                                     527874          2
          S. DEERFIELD RESEARCH PK, M-30
          SOUTH DEERFIELD, MA 01373                      PAGE
                                                           8 of 8
TELEPHONE: (413) 6658551                           MOTOROLA PURCHASE ORDER
                                                   NUMBER MUST APPEAR ON ALL
FAX:                                               SHIPPING LABELS, PACKAGING
                                                   SLIPS AND INVOICES OR THIS
SHIP TO:                                           MATERIAL MAY BE RETURNED.
         MOTOROLA
         8220 EAST ROOSEVELT STREET                DATE OF ORDER     BUYER
         SCOTTSDALE, AZ 85257                      11-AUG-1999       M ROBERTSON

BILL TO:                                           DATE OF REVISION  BUYER
                                                   20-SEP-99         M ROBERTSON
         PO BOX 9B
         SCOTTSDALE, AZ 85252


--------------------------------------------------------------------------------
SUPPLIER NUMBER      PAYMENT TERMS         FREIGHT TERMS            F.O.B.
    5555               NET 15         CONSIGNEE BILLING COLLECT     ORIGIN
--------------------------------------------------------------------------------
SHIP VIA        TAX EXEMPT LICENSE    ORDER CONFIRMED WITH/DATE
UPS-Ground       07-041256-P              P.O. FAXED TO TONY HART
--------------------------------------------------------------------------------
BY: MOTOROLA INC.   TELEPHONE         FAX           MAILDROP   TOTAL P.O. VALUE
 M ROBERTSON        480-441-5015      480-441-6543   R7114     $10,900,000.00

LINE    PART #/REVISION/DESCRIPTION   NOT REQ'D   COMMITTED DOCK   QUANTITY
              /LINE TYPE                 DATE           DATE


--------------------------------------------------------------------------------

UOM        UNIT PRICE        EXTENSION           TAX        PRIORITY RATING
                                                            CONTRACT REQUESTOR
                                                            /ACCOUNT

--------------------------------------------------------------------------------
           administrative change that does not affect purchase order pricing.


NOTE 4: Rev 02 issued to change the quantities on line items 1 & 2 and to add line items 3-19.

--------------------------------------------------------------------------------
The Purchase Order Terms and Conditions incorporated herein and made part of this order are contained in either the following identified Motorola Terms and Conditions Form, or Memorandum of Understanding:

THIS ORDER IS AN OFFER BY MOTOROLA TO SELLER IN ACCORDANCE WITH THE TERMS AND CONDITIONS SET FORTH OR REFERENCED HEREIN AND ATTACHED HERETO. THIS OFFER EXPRESSLY LIMITS ACCEPTANCE TO THE WRITTEN TERMS HEREOF. ADDITIONAL OR DIFFERENT TERMS PROPOSED BY SELLER SHALL NOT BECOME PART OF THE CONTRACT UNLESS MOTOROLA EXPRESSLY ASSENTS IN WRITING TO ANY SUCH ADDITIONAL OR DIFFERENT TERMS. THIS OFFER BECOMES A FIRM CONTRACT UNDER MOTOROLA'S TERMS AND CONDITIONS BY ACCEPTANCE OF SELLER OR SELLER'S STARTING PERFORMANCE HEREOF. SAID CONTRACT SHALL CONSTITUTE THE ENTIRE AGREEMENT OF THE PARTIES HERETO AND SHALL SUPERSEDE ALL PRIOR OFFERS. NEGOTIATONS, AND AGREEMENTS ON THE SUBJECT MATTERS COVERED BY THIS ORDER.

[***] Confidential Treatment Requested.

                     MOTOROLA TERMS AND CONDITIONS, PART D
                       FIXED PRICE CONTRACT (COMMERCIAL)

THIS CONTRACT EXPRESSLY LIMITS ACCEPTANCE TO THE WRITTEN TERMS HEREOF. ADDITIONAL OR DIFFERENT TERMS PROPOSED BY SELLER SHALL NOT BECOME A PART OF THE CONTRACT UNLESS MOTOROLA EXPRESSLY ASSENTS IN WRITING TO ANY SUCH ADDITIONAL OR DIFFERENT TERMS. NONE OF THE PROVISIONS CONTAINED HEREIN EXPRESSLY OR IMPLIED ARE INTENDED TO CREATE PRIVITY OF CONTRACT BETWEEN SELLER AND MOTOROLA CUSTOMERS, IF ANY.

TABLE OF CONTENTS

1.  Definitions
2.  Order of Precedent
3.  Changes
4.  Notices
5.  Insurance and Indemnification
6.  Inspection
7.  Title and Risk of Loss
8.  Payments
9.  Assignment
10.  Rights and Use of Technical Information
11.  Indemnity
12.  Patent Indemnity
13.  Commercial Acquisition for Government Contracts
14.  Taxes
15.  Default
16.  Disputes
17.  Stop Work Order
18.  Warranty
19.  Property and Tooling
20.  Packing and Shipping
21.  Waiver
22.  Plant Visits
23.  Advertising and Publicity
24.  Material Safety Data Sheets
25.  Ozone Depleting Substances
26.  Radiological Health
27.  Motorola Access
28.  Export Control
29.  Termination
30.  Entire Agreement
31.  Governing Law
32.  Socio-Economic Compliance Clauses
33.  Year 2000 Compliance
34.  Discontinuance of Product
35.  Subcontracts for Commercial Items and Commercial Components
36.  New Materials
37.  Assignment

1. DEFINITIONS. As used throughout this contract, including, if any, provisions incorporated by reference the following terms shall have the meaning set forth below:

(a) The term "Seller" means the person, firm or corporation executing this contract with Motorola and who will furnish the work or services provided for herein.

(b) The term "Motorola" unless otherwise defined shall mean the Space and Systems Technology Group of Motorola, Inc.

(c)  The term "prime contract" means the contract with the customer.

(d)  The word "contract" unless otherwise modified shall mean the agreement.

(e) Except as otherwise provided in this contract, the term "subcontract" includes purchase orders placed by the Seller under this contract and all references to "supplies" shall include "services", if the contract wholly or in party provides for the furnishing of services.

2. ORDER OF PRECEDENCE. The rights and obligations of the parties to this contract shall be subject to and governed by the Statement of Work, these Terms and Conditions, and any proposals, specifications or other documents or provisions which are made a part of this contract by reference or otherwise. To the extent of any inconsistency between (i) the Statement of Work and these Terms and Conditions and (ii) proposals, specifications or other documents or provisions which are made a part of this contract by reference or otherwise, the Statement of Work and these Terms and Conditions shall control. To the extent of any inconsistency between (i) the Statement of Work and (ii) these Terms and Conditions, the Statement of Work shall control.



3.   CHANGES.

(a) Motorola may at any time, without notice to the sureties of any, through written directions, require reduction or addition or work, issue additional restrictions, or extend the performance of the work all within the general scope of this contract.

(b) If any such direction causes an increase or decrease in the cost of, or the time required or the performance of, this contract, or otherwise affects any other provision of this contract, whether changes or not changed by any such direction, an equitable adjustment shall be made (1) in the contract price or time of performance or both, and (2) in such other provisions of the contract as may be so affected, and the contract shall be modified in writing accordingly.

(c) Any claim by the Seller for adjustment under this article must be asserted in writing within 30 days from the date of receipt by the Seller of the notification of change provided, however, that Motorola, if it decides that the facts justify such action, may receive and act upon any such claim asserted at any time prior to final payment under this contract. Nothing in this article shall excuse the Seller from proceeding with the contract as changed. Failure to agree to any adjustment shall be a dispute concerning a question of fact within the meaning of the article of this contract entitled "Disputes".

(d) Where the full cost, or substantially the full cost, of property made obsolete or excess as a result of a change is included in the Seller's claim for adjustment, Motorola shall have the right to prescribe the manner of disposition of such property.

(e) Motorola engineering and technical personnel may from time to time render assistance or give technical advice to, or discuss or effect and exchange of information with the Seller's personnel concerning the work hereunder. Such actions shall not be deemed to be a change under this article and shall not vest Seller with authority to change the work hereunder. In the event Seller receives an instruction, order or advice that he deems to be a change from anyone other than Motorola's Supply Management Department, he shall immediately advise Motorola's Purchasing Department of that instruction, order or advice, Seller shall not be entitled to any adjustment of the contract price, delivery schedule or other contract provisions because of actions taken by the Seller pursuant to said instruction, order or advice unless and until and only to the extent such instruction, order or advice shall be included in a Purchase Order Revision or Change Order or Supplemental Agreement to this contract issued by Motorola's Supply Management Department, in writing, whenever any change received from any representative of Motorola affects specifications, quantities, delivery, prices or other conditions of this contract.

(f) The Seller shall not make any changes in the work or end items (including assemblies, subassemblies, parts and components thereof) which do not conform to the requirements of this contract without the prior written consent of Motorola. Motorola may present as a procedure for the reporting and approval of changes initiated by the Seller.

4. NOTICES. All notices required or permitted to be sent by either party hereto shall be deemed sufficiently given if sent by prepaid certified mail to the address shown on the first page of this contract for each party and to the attention of the individual who executes this contract on behalf of the party to whom the notice is sent. All notices shall be deemed given when they are sent by certified mail and deposited in the mail addressed in the aforesaid manner. Either party may designate, in writing, a different manner of address for notices under this contract.

5. INSURANCE AND INDEMNIFICATION. In the event the Seller, its employees, agent, subcontractors, or lower-tier subcontractors enter premises occupied by or under the control of Motorola in the performance of this contract, the Seller agrees that it will be responsible to Motorola for, and indemnify and hold harmless Motorola, its officers and employees, from any loss, cost, damage, expense or liability by reason of property damage or personal injury of whatsoever kind or character arising out of, as a result of, or in connection with such performance occasioned by the negligence or other fault, act or omission, of the Seller, its employees, agents, subcontractors, or lower-tier subcontractors and the Seller agrees that it and its subcontractors will maintain public liability and property damage insurance in reasonable limits covering the obligations set forth above and will maintain Worker's Compensation Insurance covering all employees performing this contract on premises occupied or under the control of Motorola provided, however, that the Seller may maintain a self-insurance program in lieu of Worker's Compensation Insurance if authorized and qualified to do so pursuant to statutory authority. Seller shall provide certificates of such insurance upon request.

6.  INSPECTION.

(a) All services and supplies (which term throughout this article includes the Seller without limitation raw material, components, intermediate assemblies and end products) may be subject to inspection and test by Motorola, to the extent practicable at all reasonable times and places including the period of manufacture and, in any event, prior to final acceptance.

(b) In case any supplies or lots of supplies are defective in material or workmanship or otherwise not in conformity with the requirements of this contract, Motorola shall have the right either to reject them (with or without instructions as to their disposition) or to require their correction. Supplies or lots of supplies which have been rejected or required to be corrected shall be removed or, if permitted or required by Motorola, corrected in place by and at the expense of the Seller promptly after notice, and shall not thereafter be tendered for acceptance unless the former rejection or requirement for correction is disclosed. If the Seller fails to promptly remove such supplies or lots of supplies which are required to be removed or promptly to replace or correct such supplies or lots of supplies, Motorola (i) may, by contract or otherwise, replace or correct such supplies and charge to the Seller the cost occasioned to Motorola, or (ii) may terminate this contract for default as provide din the article of this contract entitled "Default". Unless the Seller corrects or replaces such supplies within the delivery schedule, Motorola may require the delivery of such supplies at a reduction in price which is equitable under the circumstances. Failure to agree to such reduction in price shall be a dispute concerning a question of fact within the meaning of the article of this contract entitled "Disputes."

(c) If any inspection or test is made by Motorola on the premises of the Seller without additional charge shall provide all reasonable facilities and assistance for the safety and convenience of inspectors in the performance of their duties. If the Motorola inspection or test is made at a point other than the premises of the Seller, it shall be at the expense of Motorola except as otherwise provided in this contract, provided that, in case of rejection, Motorola shall not be liable for any reduction in value of samples used in such inspection or test. All inspections and tests shall be performed in such a manner as not to unduly delay the work. Motorola reserves the right to charge to the Seller any additional cost of inspection or test when supplies are not ready at the time such inspection or test is requested by the Seller or when reinspection or retest is necessitated by a prior rejection. Acceptance or rejection of the supplies shall be made as promptly as practicable after delivery except as otherwise provided in this contract, but failure to inspect and accept or reject supplies shall neither relieve the Seller from responsibility for such supplies as are not in accordance with the contract requirements nor impose liability to Motorola therefore.

(d) The inspection and test by Motorola of any supplies or lots thereof does not relieve the Seller from any responsibility regarding defects or other failures to meet the contract requirements which may be discovered prior to acceptance. Unless otherwise provided in this contract, acceptance shall be conclusive except with respect to latent defects, fraud, such gross mistakes amounting to fraud, and the Seller's warranty obligations.

(e) The Seller shall provide and maintain a quality and inspection system acceptable to Motorola covering the supplies hereunder. Records of all inspection work by the Seller shall be kept complete and available to Motorola during the performance of this contract and for such longer periods as may be specified in this contract.

(f) Seller hereby certifies that all supplies in the quantities so called for on the face of this contract will conform with all requirements, drawings, and related documents referenced by or in this contract. The required test and inspection reports resulting from compliance with this contract will be maintained on file and be made available for review by Motorola's representative, at any reasonable time.

7.  TITLE AND RISK OF LOSS.

(a) Unless this contract specifically provides for earlier passage of title, title to supplies covered by this contract shall pass to Motorola upon final acceptance by Motorola or the Government, regardless of when Motorola takes physical possession.

(b) Unless this contract specifically provides otherwise, the transportation of supplies to be delivered by Seller to Motorola shall be F.O.B. destination and all risk of loss of or damage to the supplies covered by this contract shall remain with the Seller until final acceptance by Motorola or receipt of the supplies by Motorola at the destination specified in this contract, whichever is later.

(c) If the contract specifies the transportation of supplies to be delivered by Seller to Motorola as F.O.B. origin (i.e. Seller's facility), all risk or loss of or damage to the supplies covered by this contract shall remain with the Seller until Seller delivers the supplies to an authorized carrier for shipment to Motorola.

(d) Notwithstanding (b) and (c) above, risk of loss of or damage to supplies which fail to conform to the requirements of this contract as to give a right or rejection shall remain with Seller until cure by Seller or final acceptance by Motorola, whichever is later, at which time (b) or (c) above shall apply.

8.  PAYMENTS.

(a) Payment of the contract price or any portion thereof for supplies delivered or services rendered shall not constitute acceptance. The Seller shall be paid, upon admission of property certified invoices or vouchers, the prices stipulated herein for supplies delivered or services rendered less deductions, if any, as herein provided.

(b) If more than one article of this contract authorizes the temporary withholding of amounts otherwise payable to the Seller for supplies delivered or services performed, the total of the amounts so withheld at any one time shall not exceed the greatest amount which may be withheld under any one such article at that time, provided that this limitation shall not apply to (i) withholdings pursuant to any article relating to wages or hours of employees; (ii) withholdings not specifically provided for by this contract, and (iii) the recovery of overpayments.

(c) It is understood that the efficient use by Motorola of the supplies called for hereunder require that the data called for by this contract be delivered not later than the time or respective times herein specified. If such data is not delivered at said time or times, Motorola may at its election, so long as such data remains undelivered, unless the delay in delivery thereof arises out of causes beyond the control and without the fault or negligence of the Seller within the meaning of the article hereof entitled "Default," withhold payment to the Seller for any of the amounts then due, refuse approval of the Seller's vouchers and refuse to accept further delivers hereunder form the Seller or may take any other action authorized by law or regulation now or hereafter in effect including termination or this contract for default to the extent and in the manner authorized by the "Default" article of this contract and may take any or all of the foregoing actions separately or in combination.

(d) The supplies shipped or work performed against this contract must not be invoiced at a higher price than that shown on this contract without Motorola's written consent. No charges will be allowed or paid by Motorola for packing, crating, freight, cartage service charges or interest unless shown on the order. If the price is omitted on the order, the price shall be the current market price but shall not exceed the price currently charged Seller's most favored customer.

9.  ASSIGNMENT.

(a) No assignment or other transfer in whole or in part of this contract or of any monies due or to become due hereunder shall be binding upon Motorola without written consent thereto by Motorola. Any claim, demand or request for payment under this contract shall be subject to setoff or recoupment for any present or future claims which Motorola or any of its affiliated companies may have against Seller of any of its affiliated companies.

(b) No contract shall be made by Seller with any other party for furnishing any of the completed or substantially completed supplies or services herein contracted or without the prior written approval of Motorola.

10.  RIGHTS AND USE OF TECHNICAL INFORMATION

(a) Any specifications, drawings, reports, technical information or data furnished by Motorola to Seller hereunder shall remain Motorola's property shall be kept confidential and shall be returned at Motorola's request. Such documents shall be used in performing this contract and shall not be used for other purposes unless agreed to by Motorola in writing. Furthermore, patents embodied in designs, tools, patterns, drawings, information or equipment supplied by Motorola under this contract and all rights for the use and reproduction thereof are reserved by Motorola.

(b) Unless otherwise agreed to in writing by Motorola, any information disclosed, in whatever form and regardless of any markings, to Motorola by the Seller in connection with this contract shall not be deemed to be confidential or proprietary information and shall be disclosed without any restrictions (other than a claim for patent infringement) as part of the consideration for this contract.

(c) Motorola shall have the right to reproduce and use any and all information and technical data delivered hereunder.

(d)  In the event the Seller, prior to completion of the work hereunder develops
     (i) any improvement in the design of the supplies called for by this contract which is not incorporated in the supplies to be delivered hereunder, or (ii) any alternative or improved method of accomplishing the objectives of this contract which is not employed in the performance thereof, the Seller shall promptly give full information with respect thereto to Motorola.

11. INDEMNITY. Seller shall indemnify and hold harmless Motorola against and from any liability, claims, obligations, losses, cost and expenses, including attorney's fees (hereafter collectively refereed to in this provision as "damages" resulting from any failure or alleged failure of Seller, or Seller's lower-tier subcontractors to comply with any federal or state law, statute, regulation, ruling, order or directive.

12. PATENT INDEMNITY. By acceptance of this contract, Seller agrees to indemnify Motorola and its customers against all claims, judgments, decrees, costs and expenses and attorney's fees incident to any infringement or to any claimed infringement of any patent arising out of the use of sale by Motorola and its customers of supplies covered by this contract, or the use thereof by Motorola in the manufacture and sale of supplies, unless the supplies are solely to Motorola design or formula. Seller agrees that it will, upon request of Motorola, and at Seller's own expense, defend or assist in the defense of any action which may be brought against Motorola or its customers for such infringement or claimed infringement. Motorola agrees to notify Seller promptly upon receipt of notice or information of such a suit.

13. COMMERCIAL ACQUISITION FOR GOVERNMENT CONTRACTS. If this agreement is for the procurement of commercial computer software for a U.S. Government contract, then the licensor's standard license agreement may be used, except that for non-Department of Defense Agency procurements FAR 52.227-19. Commercial Computer Software Restricted Rights (JUNE 1987) shall take precedence over any inconsistent terms with the standard license agreement.

14. TAXES. Except as otherwise provided in this contract, the Seller represents that the prices stated shall include any and all applicable federal, state and local taxes which cannot be excluded by action of the Seller or operation of law. The Seller represents that the price stated excludes all such taxes which can be excluded by action of the Seller or by action of law. Any tax not so excluded shall be entered on invoices as a separate line item.

15.  DEFAULT.

(a) Motorola may, subject to the previsions of paragraph (c) below, by written Notice of Default to the Seller terminate the whole or any part of this contract (i) if the Seller fails to make delivery of supplies or to perform the services within the time specified herein or any extension thereof; or
     (ii) if the Seller fails to perform any of the other provisions of this contract or so fails to make progress as to endanger performance of this contract in accordance with its terms, and if either of these two later circumstances does not cure such a failure within a period of 10 days, or such longer period as Motorola may authorize in writing, after receipt, of notice from Motorola specifying such failure.

(b) In the event Motorola terminates this contract in whole or in part as provided in paragraph (a) of this article, Motorola may procure, upon such terms and such manner as Motorola may deem appropriate, supplies or services similar to those so terminated and the Seller shall be liable to Motorola for any excess cost for such similar supplies or services and or other damages. The Seller shall continue the performance of this contract to the extent not terminated under the provisions of this article.

(c) Except with respect to defaults of subcontractors, the Seller shall not be liable for any excess costs or other damages if any failure to perform arises out of causes beyond the control and without the fault or negligence of the Seller. Such causes may include, but are not restricted to, acts of God or of the public enemy, acts of the Government in either its sovereign or contractual capacity, fires, flood, epidemics, quarantine, restrictions, strikes, freight embargoes, unusually severe weather, but in every case the failure to perform must be beyond the control and without the fault or negligence of the Seller. If the failure to perform is caused by the default of a subcontractor and if such default arises out of causes beyond the control of both the Seller and subcontractor and without the fault or negligence of either of them, the Seller shall not be liable for any excess costs or other damages for failure to perform unless the supplier or services to be furnished by the subcontractor were obtained from other sources in sufficient time to permit the Seller to meet the required delivery schedule. The term "subcontractor" as used in this clause means a subcontractor at any tier.

(d) If this contract is terminated as provided in paragraph(a) of this article, Motorola, in addition to any other rights provided in this article, may require the Seller to transfer title and deliver to Motorola in the manner and to the extent directed by Motorola free and clear of all liens and claims, (i) any completed supplies and (ii) such partially completes supplies and materials, parts, tools, designs, fixtures, plans, drawings, information and contract rights (hereinafter call "manufacturing materials") as the Seller has specifically produced or specifically acquired for the performance of any part of this contract which has been terminated. Seller shall protect and preserve property in possession of the Seller in which Motorola has an interest. Payment for completed supplies delivered to and accepted by Motorola shall be at the contract price. Payment for manufacturing materials delivered to and accepted by Motorola and for its protection and preservation of property shall be an amount agreed upon by the parties. Failure to agree shall be a dispute concerning a question of fact within the meaning of the article of this contract entitled "Disputes."

(e) If, after notice of termination of this contract under the provisions of paragraph (a) of this article, it is determined that the failure to perform is due to causes beyond the control and without the fault or negligence of the Seller or subcontractor pursuant to the provisions of paragraph(c) of this article, such Notice of Default shall be deemed to have been issued pursuant to the articles of this contract entitled "Termination" and the rights and obligations of the parties hereto shall in such an event be governed by that article.

(f) The rights and remedies of Motorola provided in this article shall not be exclusive and are in addition to any other rights and remedies provided by law or under this contract.

(g) Seller shall give written notice and explanation to Motorola within ten (10) days after the commencement thereof of any delay encountered in the performance of this contract.

16. DISPUTES. Except as otherwise specifically provided in this contract, all disputes concerning questions of fact under this contract which are not promptly disposed of by mutual agreement may be decided by recourse to any available, legal or equitable remedy. Pending decision of any disputes hereof, the Seller shall diligently proceed with performance of this contract as directed by Motorola.

17.  STOP WORK ORDER.

(a) Motorola may, at any time, by written order to the Seller, require the Seller to stop all, or any part, of the work called for by this contract for a period of up to 90 days after the order is delivered to the Seller, and for any further period to which the parties may agree. Any such order shall be specifically identified as a Stop Work Order issued pursuant to this article. Upon receipt of such an order, the Seller shall forthwith comply with its terms and take all reasonable steps to minimize the incurrence of costs allocable to the work covered by the order during the period of work stoppage. Within a period of 30 days after a Stop Work Order is delivered to the Seller, or within any extension of that period to which the parties shall have agreed, Motorola shall either (i) cancel the Stop Work Order, or (ii) terminate the work covered by such order as provided in the "Default" or the "Termination" article of the contract. Only written notice by Motorola shall constitute cancellation of a Stop Work Order issued under this article.

(b) If a Stop Work Order issued under this article is canceled or the period of the order or any extension thereof expires, the Seller shall resume work. An equitable adjustment shall be made in the delivery schedule or contract price, or both, and the contract shall be modified in writing accordingly, if (i) the Stop Work Order results in an increase in the time required for, or in the Seller's cost property allocable to, the performance of any part of the contract, and (ii) the Seller asserts a claim at any time prior to final payment under this contract. Failure to agree to any adjustment shall be a dispute within the meaning of the "Disputes" article of this contract.

(c) If a Stop Work Order is not canceled and the work covered by such order is terminated for reasons other than default, reasonable costs resulting from the Stop Work Order shall be allowed in arriving at the termination settlement.

(d) If a Stop Work Order is not canceled and the work covered by such order is terminated for default, the reasonable costs resulting from the Stop Work Order shall be allowed by equitable adjustment or otherwise.

18. WARRANTY. Seller warrants that for a period of twelve (12) months after final acceptance by Motorola, each article delivered hereunder, including all components and materials included therein, will be free from defects in material and workmanship, and will meet and comply with all requirements of samples, drawings and specifications referred to or incorporated by reference herein. If Seller is responsible for the design of the supplies, Seller further warrants that the supplies will be free from defects in design. It is recognized and understood by Seller that the supplies purchased hereunder are to be used with, installed or incorporated into equipment or other supplies to be made by Motorola and subsequently resold and that defects in the supplies purchased hereunder may cause special damage to Motorola. Seller further warrants that any services ordered hereunder will be done by careful, efficient and qualified workers in the best and most workmanlike manner and that the services will conform to the requirements hereof and to the highest standards applicable in the field. The foregoing provisions shall survive acceptance, shall be construed as conditions as well as warranties and shall extend equally to Motorola and its customers.

19.  PROPERTY AND TOOLING.

(a) All materials, tooling, equipment or facilities (i) provided to Seller by Motorola on other than a charge basis; or (ii) furnished by Seller but specified in this contract to be retained for use and later delivered to Motorola, are hereby identified as "furnished property". Title to furnished property provided to Seller shall at all times remain in Motorola. Title to furnished property specified to be delivered to Motorola shall pass to Motorola upon its deliver to or completion of fabrication by Seller, as appropriate. Seller assumes the risk of and shall be responsible for any and all loss and/or damage to furnished property except for reasonable wear and tear and except to the extent that such property is consumed in the performance of this contract or incorporated into supplies delivered hereunder.

(b) In the manufacture of the supplies to be delivered under the contract, Seller agrees to use jigs, fixtures, dies, molds, patters and other devices and manufacturing aids (herein called "tooling") in all processes and otherwise to perform the work in a manner that will accomplish the maximum degree of interchangeability and uniformity of the end items to be delivered hereunder and their subassemblies or components. Seller further agrees to establish, as part of its inspection procedure, a system for inspection of all tooling and end items, subassemblies, or components. Whenever any of the tooling becomes incorrect, worn, damaged, or defective to such an extent that interchangeability or uniformity of and items, subassemblies or components are adversely affected, as determined by Seller's inspectors or any Motorola inspectors at Seller's plant, the tooling will be removed from service and will no longer be used in the manufacture of end items, subassemblies or components for delivery under this contract.

(c) Seller shall give Motorola written notice within ten (10) days after accomplishment of any changes in tooling or performance made because of this article.

20.  PACKING AND SHIPPING.

(a) All delivered supplies shall be preserved, packaged, packed and marked in accordance with instructions or specifications referred to or incorporated by reference in this contract. In the absence of such instructions or specifications, best commercial practice for domestic shipments shall apply, adequate (i) to assure safe arrival at destination; (ii) for storage and for protection against the elements and transportation; (iii) to comply with carrier regulations appropriate to the method of shipment used and
     (iv) to secure lowest transportation cost.

(b) All shipments against this contract to be forwarded on one day via the same route must be consolidated. A packing list, showing Motorola's contract number, contract item number and description of contents must be included in each package and a separate copy mailed to the address shown in (d) below on the date of shipment.

(c) Motorola's contract number must appear on all packages, boxes, bills of lading, invoices, correspondence and other documents pertaining to this contract.

(d) At the time of delivery of any shipment of supplies to a carrier for transportation, the Seller shall give prepaid notice of shipment to Motorola at the address shown on the first page of this contract,
     Attention: Purchasing, and to such persons or installations as may be designated by Motorola.

(e) If Seller's deliveries fail to meet schedule, Seller at its expense will use that expedited method of shipment requested and specified by Motorola until all deficiencies are corrected and deliveries are on schedule.

21.  WAIVER.

(a) Any failure or delay on the part of Motorola to exercise any right, power or privilege hereunder or to insist upon observance of performance by Seller of the provisions of this contract shall not be deemed a waiver thereof. Payments of any sum by Motorola to Seller or receipt by Motorola of any products or work with knowledge of any default by Seller shall not be deemed a waiver of such default or any other or subsequent default.

(b) No waiver shall be binding on Motorola unless it is in writing and designed by an authorized representative of Motorola. Any such written waiver shall apply only to the specific default or to the instance specified.

(c) The rights and remedies of Motorola hereunder shall be cumulative and are not exclusive of each other and my be exercised separately or concurrently as Motorola determines.

22. PLANT VISITS. During performance of this contract, authorized representatives of Motorola shall have the right to visit Seller's facilities involved in the performance hereunder at any time during normal business hours to review, monitor, coordinate or expedite performance and to secure necessary information for such purposes. Such visits will be coordinated with Seller's cognizant personnel to minimize any effect on Seller's normal operations.

23. ADVERTISING AND PUBLICITY. Seller shall not issue any advertising, news releases, publicity or otherwise disclose any information about this contract without Motorola's written consent, except as is required directly in connection with performance of the work hereunder.

24. MATERIAL SAFETY DATE SHEETS. All chemicals purchased under the terms and conditions of this contract shall be accompanied with a Material Safety Data Sheet, provided by the chemical contractor. All chemical contractors certify by acceptance of this contract that chemicals purchased are on the Toxic Substances Control Act, 15 U.S.C. Section 2601, et seq. Chemical inventory, or are subject to an exemption and that such exemption is specified in the Material Safety Data Sheet.

25. OZONE DEPLETING SUBSTANCES. The Seller of any material purchased under this contract is certifying by acceptance of this contract that either the material is not manufactured with any substance that harms public health and environment by destroying ozone in the upper atmosphere or, if the material was manufactured with ozone destroying substances, the manufacturer/supplier certifies that the material is labeled according to the Clean Air Act Amendments of 1990 Public Law 101-549 Section 611(d)(2) or any alternative labeling that the Environmental Protection Agency has determined acceptable.

26. RADIOLOGICAL HEALTH. In accordance with Title 21, Code of Federal Regulations (CFR), Chapter 1, Subchapter J, RADIOLOGICAL HEALTH, all suppliers of electronic products are required to certify that such electronic products conform to all applicable radiation safety certification requirements specified therein. Unless Seller obtains an exception therefrom and furnishes a written confirmation of such exemption to Motorola, Seller agrees to comply with such applicable certification requirements on all electronic products furnished to Motorola under this contract and require similar certification compliance from any of its subcontractors of electronic products where such products will be delivered to Motorola, or its customers, as an end item or component thereof under this contract. Seller agrees to provide evidence of certification, upon request, for itself and its subcontractors. Seller further agrees to indemnify and hold Motorola and its customers harmless from any claim, suit, loss, cost, damage, expense including attorneys' fees, or liability arising out of, as a result of, or in connection with Seller's (or its subcontractor's) failure to so certify or comply with the applicable requirements as specified above.

27. MOTOROLA ACCESS. For the purpose of observing the status and quality of Seller's performance of work, Seller shall afford a limited number of employees of Motorola and employees of any customer of Motorola, and their designees as approved by Seller, subject to the Article herein entitled "EXPORT CONTROL", access to all contract activities including design reviews, systems and subsystems testing, program management reviews, test reviews and failure reviews at the Seller's facilities on a noninterference basis. Seller's approval of any designee requested by Motorola or Motorola's customer shall not be unreasonably withheld; provided, however, that such approval may be withheld and Seller has reasonable concerns as to the protection of its proprietary information or potential injury to its competitive market position(s).

28. EXPORT CONTROL. Seller shall not export, directly or indirectly, any information or technical data disclosed under this contract to any individual or country for which the

U.S. Government, at the time of export, requires an export license or other governmental approval, without first obtaining such license or approval. Seller shall indemnify and hold Motorola harmless for all claims, demands, damages, costs, fines, penalties, attorney's fees and other expenses arising from Seller's failure to comply with this clause.

29. TERMINATION. Motorola may terminate all or any part of this contract at any time by written or telegraphic notice to Seller, specifying the extent to which the contract is terminated and the date upon which such termination becomes effective. Motorola will pay Seller's cost, property allocable to the termination together with reasonable profit on any work performed prior to the effective date of termination. IN NO EVENT SHALL MOTOROLA BE LIABLE FOR LOST OR ANTICPATED PROFIT, OR UNABSORBED INDIRECT COSTS OR OVERHEAD, NOR SHALL MOTOROLA'S TOTAL LIABILITY FOR SUCH TERMINATION EXCEED THE UNNPAID BALANCE OF THE CONTRACT PRICE.

30. ENTIRE AGREEMENT. This contract document manifests integration of the entire agreement of the parties hereto and shall supersede all correspondence, offers, negotiations, and agreements pertaining to the subject matter whether prior to or contemporaneous with this contract. Any work done under any previous Letter Contract, Purchase Order or Notice of Award relating to the subject matter of this contract shall be considered work done under this contract.

31. GOVERNING LAW. It is mutually understood and agreed that this contract shall be governed by the laws of the State of Arizona, except for its conflict of law rules, both as to interpretation and performance. Venue for any dispute arising hereunder shall be in Arizona.

32. SOCIO-ECONOMIC COMPLIANCE CLAUSES. The Seller shall comply with the following:

(a) Equal Employment Opportunity and Affirmative Action. This order incorporated by reference: (a) all provisions of 41 C.F.R. 60-1.4 and 60-2, as implemented by Federal Acquisition Regulation (FAR) 52.222-26(b)(1)-
     (11), pertaining to the Equal Opportunity clause; (b) all provisions of 41 C.F.R. 60-250, as implemented by FAR 52.222-35 and FAR 52.222-37, pertaining to employment reports and affirmative action for disabled veterans and veterans of the Vietnam Era; and (c) all provisions of 41 C.F.R. 60-741, as implemented by FAR 52.222-36, pertaining to affirmative action for handicapped/disabled workers.

(b) EEO-1 Representation. Seller represents that it has submitted Standard Form 100 (EEO-1) compliance reports as required by 41 C.F.R. 60-1.7, as implemented by FAR 52.222-22.

(c) Certification of Nonsegregated Facilities. Seller certifies that, in compliance with 41 C.F.R. 60-1.8, as implemented by FAR 52.222.-21, it does not and will not maintain or provide for its employees any segregated facilities at any of its establishments, and that it does not and will not permit its employees to perform their services at any location under its control where segregated facilities are maintained. Seller agrees that breach of this certification is in violation of the Equal Opportunity clause incorporated herein. Seller further agrees that it will either: (a) obtain certifications of nonsegregated facilities from proposes subcontractors for specific time periods; or (b) obtain certifications of nonsegregated facilities from proposed subcontractors before the award of any subcontracts subject to the Equal Opportunity clause, will retain such certifications in its files and will forward the Notice set forth in FAR 52.222-21 to proposed subcontractors.

33. YEAR 2000 COMPLIANCE. The Seller expressly guarantees and warrants that the software and/or hardware it is providing under this contract/subcontract is Year 2000 Complaint. Year 2000 Compliant means that the software and/or hardware accurately processes date/time data (including, but not limited to, calculating, comparing, and sequencing) from, into and between the twentieth and twenty-first centuries and the years 1999 and 2000 and leap year calculations. Furthermore, Year 2000 compliant technology, when used in combination with other information technology shall accurately process date/time date if the other information technology properly exchanges date/time data with it. The software design to ensure Year 2000 compatibility shall include, but not be limited to, date, date century recognition, and calculations that accommodate same century and multi-century formulas and date values and date data interface values that reflect the century.

34. DISCONTINUANCE OF PRODUCT. Should Seller decide to discontinue manufacture of the product(s) purchased by Motorola under the purchase order, Seller (1) shall provide written notice to Motorola of the intended product discontinuance; and (2) shall provide Motorola a minimum of twelve (12) months from the written notification date to allow Motorola to place the "lifetime buy" purchase orders for the product(s) at a unit price to be negotiated, but in no event higher than the unit price provided in this purchase order. IN the event one or multiple "lifetime buy" purchase orders are made during such twelve (12) month period, Seller shall deliver the purchased product(s) to Motorola no later than six (6) months after the end of the "lifetime buy" period. Seller's obligation under this clause shall extend for five (5) years beyond the date of issue of this purchase order, irrespective of whether their purchase order is closed within the five (5) year period.

35.  SUBCONTRACTS FOR COMMERCIAL ITEMS AND COMMERCIAL COMPONENTS

(a) Commercial Item, as used in this clause, has the meaning contained in the clause at FAR 62.202-1, Definitions. Subcontract, as used in this clause includes a transfer of commercial items between divisions, subsidiaries or affiliates of the Contractor or subcontractor (Seller) at any tier.

(b) To the maximum extent practicable, the Seller shall incorporate and require its subcontractors at all tiers to incorporate, commercial items or nondevelopmental items as components of items to be supplied under this purchase order.

(c) Notwithstanding any other clause of this purchase order, the Seller is not required to include any FAR provision or clause, other than those listed below to the extent they are applicable and as may be required to establish the reasonableness of prices under FAR Part 13, in a purchase order at any tier for commercial items or commercial components. (1) 52.222-24 Equal Opportunity (E.O. 11246); (2) 52.222-36 Affirmative Action for Special Disabled and Vietnam Era Veterans (38 U.S.C. 4212(e)); (3) 52.222-3C Affirmative Action for Handicapped Workers (29 U.S.C. 793).

(d)  The Seller shall include the terms of this clause, including this paragraph
     (d), in purchase orders awarded under this purchase order.

36. NEW MATERIAL. Unless the Purchase Order specifies otherwise, Seller represents that the materials (including, but not limited to raw materials, parts, items, components, supplies and end products) delivered to Motorola under this Purchase Order are new. New, as used in this clause, means previously unused and composed of previously unused materials. If the Seller believes that furnishing other than new materials will be in Motorola's interest, Seller shall notify Motorola in writing and request authorization to use such materials.

37.  ASSIGNMENT.

(a) No assignment or other transfer in whole or in part of this contract or of any monies due or to become due hereunder shall be binding upon Motorola without written consent thereto by Motorola. Any claim, demand or request for payment under this contract shall be subject to setoff or recoupment for any present or future claims which Motorola or any of its affiliated companies may have against Seller or any of its affiliated companies.

(b) No contract shall be made by Seller with any other party for furnishing any of the completed or partially completed supplies or services herein contracted for without the prior written approval of Motorola.